SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

June 13, 2005

Date of Report

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado		80203-4518
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Supplemental Indentures

As described more fully under Item 2.03 below, Cimarex Energy Co. (“Cimarex”) entered into a Third Supplemental Indenture with the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas (the “Convertible Notes Trustee”), the trustee under the Indenture dated as of December 17, 2003 between Magnum Hunter Resources, Inc. (“Magnum Hunter”), the Subsidiary Guarantors party thereto and the Convertible Notes Trustee, as supplemented by the First Supplemental Indenture dated as of June 6, 2005 and the Second Supplemental Indenture dated as of June 7, 2005 (the “Convertible Notes Indenture”).  A copy of the Third Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Also as described more fully under Item 2.03 below, Cimarex entered into a First Supplemental Indenture with the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company) (the “Senior Notes Trustee”), the trustee under the Indenture dated as of March 15, 2002 between Magnum Hunter, the Subsidiary Guarantors party thereto and the Senior Notes Trustee (the “Senior Notes Indenture”).  A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Joinder to Registration Rights Agreement

As described more fully under Item 2.03 below, certain subsidiaries of Cimarex (the “New Subsidiary Guarantors”) entered into a Joinder to Registration Rights Agreement with respect to the Registration Rights Agreement, dated as of December 17, 2003 (the “Registration Rights Agreement”), among Magnum Hunter, the Guarantors listed on the signature pages thereof, and Deutsche Bank Securities Inc. and Bank of America Securities LLC, as representatives of the Initial Purchasers (as defined in the Registration Rights Agreement).  A copy of the Joinder to Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Amended and Restated Credit Agreement

As described more fully under Item 2.03 below, Cimarex entered into an Amended and Restated Credit Agreement with the Lenders listed on the signature pages thereto (the “Lenders”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), U.S. Bank National Association and Bank of America, N.A., as Co-Syndication Agents (the “Co-Syndication Agents”), Wells Fargo Bank, N.A., as Documentation Agent (the “Documentation Agent”), and J.P. Morgan Securities Inc., as Lead Arranger and Sole Book Runner (the “Lead Arranger”).  A copy of the Amended and Restated Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Supplemental Indentures

On June 13, 2005, Cimarex entered into a Third Supplemental Indenture to the Convertible Notes Indenture with the Subsidiary Guarantors party thereto and the Convertible Notes Trustee.  The Third Supplemental Indenture provides for the assumption by Cimarex, as successor by merger to Magnum Hunter, of Magnum Hunter’s obligations under the Convertible Notes Indenture and the notes issued thereunder.  At the time of the merger, which is described more fully under Item 8.01 below, $125 million of floating rate convertible senior notes due 2023 (the “Convertible Senior Notes”) were outstanding under the Convertible Notes Indenture.  The Third Supplemental Indenture also provides for the addition of certain subsidiaries of Cimarex as subsidiary guarantors under the Convertible Notes Indenture and the notes issued thereunder.

Also on June 13, 2005, Cimarex entered into a First Supplemental Indenture to the Senior Notes Indenture with the Subsidiary Guarantors party thereto and the Senior Notes Trustee.  The First Supplemental Indenture provides for the assumption by Cimarex, as successor by merger to Magnum Hunter, of Magnum Hunter’s obligations under the Senior Notes Indenture.  At the time of the merger, which is described more fully under Item 8.01 below, $195 million of 9.6% senior notes due 2012 were outstanding under the Senior Notes Indenture.  The First Supplemental Indenture also provides for the addition of certain subsidiaries of Cimarex as subsidiary guarantors under the Senior Notes Indenture and the notes issued thereunder.

A copy of the Third Supplemental Indenture to the Convertible Notes Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  A copy of the First Supplemental Indenture to the Senior Notes Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Joinder to Registration Rights Agreement

On June 13, 2005, the New Subsidiary Guarantors entered into a Joinder to Registration Rights Agreement with respect to the Registration Rights Agreement.  Under the Joinder to Registration Rights Agreement, each of the New Subsidiary Guarantors joins and agrees to be bound by all of the terms and provisions of the Registration Rights Agreement as a Guarantor thereunder.  The Registration Rights Agreement provides the holders of the Convertible Senior Notes with certain registration rights with respect to the shares of common stock issuable upon conversion of the Convertible Senior Notes.

A copy of the Joinder to Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference.

Amended and Restated Credit Agreement

On June 13, 2005, Cimarex entered into an Amended and Restated Credit Agreement with the Lenders, the Administrative Agent, the Co-Syndication Agents, the Documentation Agent and the Lead Arranger (the “Credit Agreement”).  The Credit Agreement provides for a senior secured revolving credit facility with an initial aggregate commitment from the Lenders of $500 million, an initial borrowing base of $825 million and a maximum credit amount of $1 billion.  The borrowing base is subject to redetermination each April and October, beginning in October 2005.  In addition to the scheduled redeterminations, each of the Lenders and Cimarex is permitted to request one additional redetermination of the borrowing base per calendar year.  The Credit Agreement also provides for the issuance standby and commercial letters of credit in an aggregate amount not to exceed $50 million.  The term of the Credit Agreement expires on July 1, 2010.

On June 13, 2005, Cimarex borrowed approximately $271 million under the revolving credit facility under the Credit Agreement.  The proceeds of the initial borrowing were used to repay the entire outstanding balance under the Fourth Amended and Restated Credit Agreement dated March 15, 2002, as amended, between Magnum Hunter Resources, Inc. and Deutsche Bank Trust Company Americas, et al.  In addition, an existing letter of credit in the original stated amount of $2,500,000 under Cimarex’s prior credit facility was deemed issued under the Credit Agreement.

At Cimarex’s option, borrowings under the Credit Agreement may bear interest at either:

(a)           a LIBOR rate plus 1.00 to 1.75 percent, based on borrowing base usage, or

(b)           the higher of (i) a prime rate or (ii) the federal funds effective rate plus 0.50 percent, plus 0.00 to 0.50 percent based on borrowing base usage.

Unused borrowings are subject to a commitment fee of 0.225 to 0.375 percent, also depending on borrowing base usage.

The Credit Agreement is secured by mortgages on certain of Cimarex’s oil and gas properties and the stock of its operating subsidiaries, and Cimarex’s obligations thereunder are guaranteed by its material subsidiaries.  The Credit Agreement also imposes customary financial and non-financial covenants on Cimarex.  Outstanding borrowings under the Credit Agreement are subject to acceleration upon the occurrence of specified events of default, including:

(1)           Material falsity of any representation or warranty made by or on behalf of Cimarex or any subsidiary;

(2)           Nonpayment of any obligation under the Credit Agreement within the relevant time period specified therein;

(3)           Breach by Cimarex of specified covenants, collateral or guaranty provisions;

(4)           Breaches of Credit Agreement provision by Cimarex that do not constitute defaults but are not remedied within ten days after written notice;

(5)           Default by Cimarex or any subsidiary under any other material indebtedness;

(6)           Bankruptcy of Cimarex or any subsidiary;

(7)           Appointment of a receiver, trustee, examiner, liquidator or similar official shall be appointed for Cimarex, any subsidiary or any substantial portion of its property, which appointment continues undischarged for a period of 60 consecutive days;

(8)           Condemnation of any substantial portion of the property of Cimarex and its subsidiaries;

(9)           Failure by Cimarex or any subsidiary to pay or comply with specified judgments within 30 days;

(10)         Specified pension plan unfunded liabilities;

(11)         Any change in control of Cimarex;

(12)         Specified environmental proceedings and investigations;

(13)         Failure of any guaranty to remain in full force or effect or the taking of any action to discontinue or to assert the invalidity or unenforceability of any guaranty; and

(14)         Failure of any mortgage to create a valid and perfected first priority security interest or to remain in full force or effect, or any breach under any mortgage or other security agreement.

A default under the Credit Agreement would permit the Lenders to impose interest at the applicable default rate on outstanding borrowings, as well as to exercise their rights under the mortgages and guarantees.

A copy of the Credit Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 8.01      OTHER EVENTS

On June 13, 2005, the merger of Magnum Hunter with and into Cimarex was completed.  Cimarex, which owned 100% of the issued and outstanding common stock of Magnum Hunter before the merger, is the surviving entity of the merger.  A copy of the Agreement and Plan of Merger dated as of June 7, 2005, between Cimarex and Magnum Hunter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

C.            Exhibits

Exhibit No.	Description

4.1	Third Supplemental Indenture dated as of June 13, 2005, among Cimarex Energy Co., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

4.2

First Supplemental Indenture dated as of June 13, 2005, among Cimarex Energy Co., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company).

4.3

Joinder to Registration Rights Agreement dated as of June 13, 2005, among Cimarex Texas LLC, Cimarex Texas L.P., Cimarex California Pipeline LLC, Cimarex Energy Services, Inc., Key Production Company, Inc., Key Texas LLC, Key Production Texas L.P., Brock Gas Systems & Equipment, Inc., Columbus Energy Corp., Columbus Texas, Inc., Columbus Energy L.P. and Columbus Gas Services, Inc.

10.1

Amended and Restated Credit Agreement dated as of June 13, 2005, among Cimarex Energy Co., the Lenders listed on the signature pages thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, U.S. Bank National Association, as Co-Syndication Agent, Bank of America, N.A., as Co-Syndication Agent, Wells Fargo Bank, N.A., as Documentation Agent and J.P. Morgan Securities Inc., as Lead Arranger and Sole Book Runner.

99.1	Agreement and Plan of Merger, dated as of June 7, 2005, between Cimarex Energy Co. and Magnum Hunter Resources, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: June 17, 2005	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Third Supplemental Indenture dated as of June 13, 2005, among Cimarex Energy Co., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

4.2

First Supplemental Indenture dated as of June 13, 2005, among Cimarex Energy Co., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company).

4.3

Joinder to Registration Rights Agreement dated as of June 13, 2005, among Cimarex Texas LLC, Cimarex Texas L.P., Cimarex California Pipeline LLC, Cimarex Energy Services, Inc., Key Production Company, Inc., Key Texas LLC, Key Production Texas L.P., Brock Gas Systems & Equipment, Inc., Columbus Energy Corp., Columbus Texas, Inc., Columbus Energy L.P. and Columbus Gas Services, Inc.

10.1

Amended and Restated Credit Agreement dated as of June 13, 2005, among Cimarex Energy Co., the Lenders listed on the signature pages thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, U.S. Bank National Association, as Co-Syndication Agent, Bank of America, N.A., as Co-Syndication Agent, Wells Fargo Bank, N.A., as Documentation Agent and J.P. Morgan Securities Inc., as Lead Arranger and Sole Book Runner.

99.1	Agreement and Plan of Merger, dated as of June 7, 2005, between Cimarex Energy Co. and Magnum Hunter Resources, Inc.